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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our reports dated February 27, 1998, included in Registration Statement File No. 333-81295. It should be noted that we have not audited any financial statements of the Company subsequent to December 29, 1997 or performed any audit procedures subsequent to the date of our report.



Louisville, Kentucky                                        ARTHUR ANDERSEN LLP
August 24, 1999